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                                                                    EXHIBIT 23.1
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INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in this Amendment No. 1 to
Registration Statement No. 333-5223 of Healthsource, Inc. and Subsidiaries on Form S-3 of our report dated February 16, 1996, appearing in the Annual Report on Form 10-K of Healthsource, Inc. and Subsidiaries for the year ended
December 31, 1995.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
August 14, 1996